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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
                         ______________________________

               Date of Report (Date of earliest event reported):
                                December 1, 2010

                              eMax Worldwide, Inc.
                                      Utah

                 (State or other jurisdiction of incorporation)

                                   33-20394-D

                            (Commission File Number)

                                   26-3773533

                       (IRS Employer Identification No.)

                         1512 South 1100 East, Suite B
                           Salt Lake City, Utah 84105
                    (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                 (850) 638-3920

                               eMax Holdings Corp
                             358 South 700 St B149
                           Salt Lake City, Utah 84102

         (Former name or former address, if changed since last report.)

Due to the fact that we the company has been working diligently with FINRA to finalize all corporate actions in this filing the company is making sure numerous attachments are available for the markets review and these include copy of amendments to Articles of Corporation and well as copies of correspondence with Nasdaq where certain actions were made aware to their office within a ten day announcement. Also other corporate press releases issued by the company and a letter the Chairman has placed on the front page of their corporate website over the past thirty days is also attached with this file for all shareholders review

Item 5.01 Historical Past Material Events

The company is preparing the final stock dividend and will be mailing to all shareholders stock dividends directly if they are currently holding stock certificates . If the shareholders hold their shares in a brokerage account then the will be receiving the shares directly into their brokerage accountant

The dividends being mailed will include the following four stock dividends as outlined below: To receive any of the stock dividends, a shareholder in the company must have owned shares in the company on the date of record for each dividend being issued at this time; and as further outlined below:

FIRST STOCK DIVIDEND
Div: Spin off; One share Freedom Entertainment Inc issued for every 9 Common shares in eMax Corporation Record Date: March 18, 2003

SECOND STOCK DIVIDEND
Div: Spin off; One share of EntertainMax Inc issued for every 3 Common shares in eMax Holdings Corporation Record Date: March 18, 2005


THIRD STOCK DIVIDEND
Div: One share eMax Holdings Corporation issued for every 1.84 Common shares held in eMax Holdings Corp. Record Date: May 15, 2007

FOURTH DIVIDEND
Div: One share of eMax Worldwide, Inc. shares issued for each 3.52 Common shares held in eMax Holdings Corporation Record Date: June 15, 2007


The Chairman of the company, Roxanna Weber released a Holiday message to their company shareholders and that letter was published on the corporate website www.emaxworldwide.com over Thanksgiving weekend of year 2010. The Chairman also thanks each and every shareholder that has sent an email or as called their office or their transfer agents office so that the company makes sure it has the shareholders correct mailing address if they are entitled to stock dividends being prepared to be mailed to them

The Board of Directors of the company has also recently agreed to cancel, and reschedule at a later date, the planned shareholder meeting scheduled this year on December 3--5, 2010 in Panama City Beach Florida, due to the lack of interest in shareholders attendance and majorly due to the fact of the oil spill scare in the Gulf State regions and due to the death of the previous founder Matthew Weber

Item 5.02. Item of Restructuring Company Capital Stock .

The company has recently announced the initiation of a announced that they have begun to commence a buy back program of their common stock. The CEO, Roxanna Weber stated the buy back program will be multifaceted. Roxanna Weber stated, on Monday of this week, we have started to buy stock out of the open market. As the company acquires the shares they will request their brokerage firm monthly to remove the shares from the float by ordering up certificates and this measure will begin to reduce the shares in the float. Also, Over the past two weeks,the company has successfully enlisted the support of other investment groups to suggest they should buy shares out of the market and accumulate for long term investments. In addition, the company is preparing in the very near term to establish and implement a fixed price tender offer, with a premium offered over the current market price, and to further state that the company believes the companies equity is undervalued. The company is committed and is preparing currently to file any and all necessary filings with the SEC, NASDAQ, and the OTCIQ markets representing their quarterly buy back activities. The company truly is committed to the share buy back program for a very long time and to such time as the company"s market value is reflective of it's true book value.


In preparation for further growth for he company and its current plans the company on October 12, 2010, by consents signed by the majority stock holders of the company and by the Board of Directors,increased the authorized common stock of their company from 1,400,000,000 to 2,500,000,000 shares of common stock and with a par value of $0.000001 per share.




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused thisreport to be signed on its behalf by the undersigned, thereunto duly authorized.

EMAX WORLDWIDE INC.



December 1, 2010

By: /s/

Name:Roxanna Weber


Title: President and CEO

                                                       Exhibit Description

EXHIBIT 99.1Press Release

EXHIBIT 99.1Press Release

EXHIBIT 99.1Press Release

EXHIBIT 99.1Press Release

EXHIBIT 99.1Press Release

EXHIBIT 99.1Press Release

EXHIBIT 99.1 Press Release

  eMax Holdings Corporation Retains IT Intelligence Services of MSP University

December  1,  2010  eMax Holdings Corp. (PINKSHEETS: EMXC), Salt Lake City
Utah, recently renamed eMax Worldwide, Inc. (www.emaxcorp.com), today announced that it has finalized an agreement with MSP University, one of the nation's premier technology consultants, to provide Information Technology intelligence and strategic consultation services.

"By  having the resources of MSP University available to our team, we know that we have one of the premier technology convergent company leaders in place to ensure that eMax will maximize the monetizing of their company assets strategically", said Roxana Weber, CEO of eMax Worldwide Inc. (www.emaxworldwide.com). "We are well aware of their reputation as strategy consultants to the executive leadership of multinational organizations that generate millions of dollars in annual revenue to business owners who are just getting their enterprises off the ground. Their expertise is unparalleled and that is warranted numerous Fortune 100 technology organizations such as Ingram Micro, Cisco Microsystems, Intel, HP and Microsoft to retain their services as consultants. Industry associations such as CompTIA, who has certified over 1 million technology professionals, rely on MSP University in an advisory capacity. Therefore, to have MSP University as a partner is a tremendous win for eMax Worldwide as we build our unique brand, networks and help eMax revolutionize the entertainment, media and technology marketplace. eMax Worldwide plans to re-define the marketplace by delivering emax Media's vast content of music, movies and software libraries consisting of master recordings from music and film industry leaders, published book authors, and world-renowned recording artists. eMax Worldwide is positioning itself to become one of the largest publishing and distribution hub for new media, interactive entertainment, communications, e commerce and content delivery technologies"

"The staff and I are excited about fully supporting the eMax team as partners and enabling the massive growth of eMax Worldwide, Inc.", said Gary
Beechum, CEO/President of MSP University (www.mspu.us). "Our experience in working with Fortune 100 technology organizations gives us unique perspective into the significant opportunities that lay in front of eMax. We stand ready to help them to successfully navigate any technology challenge as they build what appears to be a very bright future and a one of kind delivery system network platform."


About eMax Worldwide, Inc.



eMax Worldwide, Inc. (www.emaxworldwide.com) is a diversified holding company investing in family valued multimedia, entertainment, communication, broadcasting, high-end technologies, and real estate and finance industries through two corporations: EMAX Media Group and EMAX Finance, Inc.



Safe Harbor Statement



Information   in   this   press   release   may  contain  'forward-looking
statements.' Statements describing objectives or goals or the Company's future plans are also forward-looking statements and are subject to risks and uncertainties, including the financial performance of the Company and market valuations of its stock, which could cause actual results to differ materially from those anticipated. Forward-looking statements in this news release are made pursuant to the 'Safe Harbor' provisions of the United States Private Securities Litigation Reform Act of 1995

Contact:
Investor Relations
info@emaxworldwide.com
(850) 638 - 3920
Investor Relations- Patrick Murray- Level Stock
                                                    levelstockpicks@gmail.com

EXHIBIT 99.1 Holiday Message and Letter from Chairman

November 25, 2010

In our country Thanksgiving is the time for all of to give thanks for those things that we feel blessed about. At this time I would like to share with everyone my private message as Chairman and CEO of eMax Worldwide,, Inc. This year I lost three months ago the love of my life, the co- founder of our companies, my best friend, partner and lover all at one moment in time. My husband was diagnosed with Cancer on May 6, 2010 and on August 23, 2010 he went home to be with his Lord and Savior, For the many and countless people that met Chuck Weber their life was ever lasting changed. He was a man of great faith, integrity, love, honor and humbleness. He taught me so many things during our 28 years of being best friends and 18 years of that married. He gave me the opportunity to raise five wonderful and beautiful young ladies as daughters and he truly enabled me to understand what unconditional love means.

At this time of Thanksgiving I wanted to personally share what I am Thankful for . First and foremost, I am thankful for the best family in the world which I was born into. Starting with my Mom who has always been there for me and especially when I have been in need of her and for her undying love and support for my children and grandchildren. I want to thank my children and siblings who have sacrificed and watch us go through tremendous growing pains first as a family business, then as a publicly trading company. I want to thank my friends who have always been there for me and my family and still are today. I am truly blessed to have friends and some which I have had for over 41 years and I am only 47 years young. This is why I truly feel Blessed. The colleagues which I work with each and every day bring me so much love, happiness, joy and stability. There are so many that it is hard for me to write all their names but they do know who they are and if you are around my office and home you see them each and every day and from time to time. I thank them ever so much for thee love, support and continued prayers that have carried me through for over twenty one years now; as my husband and I started to build the companies that we know as eMax today. The eMax companies would not be what they are today without them and their unwavering support as we have grown from just a single vision that came in the middle of the night and cultivated from them all with over 100 years of combined experience from Chuck, myself and all the other senior executive management teams and founders of the eMax companies. I wish to thank and tell each legal, financial and professional counselor how much their advice and guidance has meant to me and has helped to maintain the proper steps I have followed under their directions. I would like to express my gratitude for each and every member of the steering committee of our companies who has prayed for us each and every day and for our careful and prudent steps along the many years of the journey in building these incredible dynasty companies. And most of all, I wish to personally thank each and every shareholder and investment partner of the eMax companies who have been faithful and steadfast in their belief in me personally ad joining the efforts of our company to make a positive difference in every area of our business activities. After twenty one years of investments, by we as founders and others, the next six months is going to finally show the investment community what the eMax companies has risen and grown up to be. For all new investors you can follow our current progress and history at our websites, www.emaxworldwide.com, www.emaxmediagroup.com, www.emaxmusic.com and www.emaxnews.com. The first wave of gains to our shareholders will come in the form of stock dividends in the companies eMax Worldwide and eMax Media Group. These stock dividends are in the last few days of being mailed out to all shareholders of our company. First quarter next year we should be able to show our shareholders tremendous gains to those stock investments and we are preparing to show cash dividends by the end of first quarter next year as well.

In losing my husband this year, I rushed to move all business activities to be opened at a lightning pace so he would know that I and our companies would be okay. This has caused our companies now to explode with new exciting business that was always there in waiting to open. He and I have always have been concerned about our shareholders, their gains, and our families gains as for we are the largest shareholders in the company due the the amount of personal capital we keep putting in the companies year after year. We do this with great love and consideration for we know the hard work and sacrifice of so many others that have shared their lives and committed as well their money and time to see eMax grow to where it is today and where it is going in the future. We started with one agenda in mind and we are going to finish in a mighty way to make a positive effect in the areas of music, TV, movies, games, the internet, real estate, finance and every area that effects each and every one of our lives around the World. I, nor the eMax companies, could have done any of this alone without our shareholders and founders. For this I am so every grateful and give thanks to each and everyone of you and your family this day. May God keep you and your family in his care and his Angels around you. We pray this each and every day before we begin work and have for eighteen years. I forgot to tell you. My husband and I started this tradition when we got married and now I and a ministry team carry forth this agenda each morning before we start our long days. I have very large shoes to fill with the loss of my husband and I am more devoted and relentless than ever in finishing what we started together as a family dream

For ever more, we will carry each and everyone in our daily prayers and wish each and every family tremendous prosperity at this time and every year hereafter. You are all known as the eMax Family to us. eMax is made up of families and we have always said we are all about family. So Thank you for allowing me to share my Thanksgiving letter with you at this time This letter is spoken from my heart and it is how I feel each and every day as I awaken to conclude further this eMax journey

May You and your family have a Blessed and Glorious Day and Holiday Season

Roxanna Weber

Chairman/CEO/President
eMax Worldwide, Inc.

EXHIBIT 99.1 Press Release


        eMax Holdings Corporation Has Initiated a Stock Buy Back Program

November  24, 2010, Salt Lake City Utah - eMax Holdings Corp. (PINKSHEETS:
EMXC), recently renamed eMax Worldwide, Inc. (www.emaxworldwide.com), today announced that they have begun to commence a buy back program of their common stock. The CEO, Roxanna Weber stated the buy back program will be multifaceted. Roxanna Weber stated, on Monday of this week, we have started to buy stock out of the open market. As the company acquires the shares they will request their brokerage firm monthly to remove the shares from the float by ordering up certificates and this measure will begin to reduce the shares in the float. Also, Over the past two weeks,the company has successfully enlisted the support of other investment groups to suggest they should buy shares out of the market and accumulate for long term investments. In addition, the company is preparing in the very near term to establish and implement a fixed price tender offer, with a premium offered over the current market price, and to further state that the company believes the companies equity is undervalued. The company is committed and is preparing currently to file any and all necessary filings with the SEC, NASDAQ, and the OTCIQ markets representing their quarterly buy back activities. The company truly is committed to the share buy back program for a very long time and to such time as the company"s market value is reflective of it's true book value.


About eMax Worldwide, Inc.



eMax Worldwide, Inc. (www.emaxworldwide.com) is a diversified holding company investing in family valued multimedia, entertainment, communication, broadcasting, high-end technologies, and real estate and finance industries through two corporations: EMAX Media Group and EMAX Finance, Inc.



Safe Harbor Statement

Information   in   this   press   release   may  contain  'forward-looking
statements.' Statements describing objectives or goals or the Company's future plans are also forward-looking statements and are subject to risks and uncertainties, including the financial performance of the Company and market valuations of its stock, which could cause actual results to differ materially from those anticipated. Forward-looking statements in this news release are made pursuant to the 'Safe Harbor' provisions of the United States Private Securities Litigation Reform Act of 1995

Contact:Roxanna Weber
nfo@emaxworldwide.com
(850) 638 - 3920

Investor Relations- Patrick Murray- Level Stock levelstockpicks@gmail.com

EXHIBIT 99.1 Press Release

           eMax Holdings Corp. Discusses Current Business Activities



SALT LAKE CITY, UT, Nov. 16, 2010 - eMax Holdings Corp. (Pinksheets:EMXC -
News), recently renamed eMax Worldwide, Inc. a diversified holding company updates events



The CEO, Roxana Weber, did an audio interview on Nov. 8th, 2010 , and it can be heard at http://linkbee.com/EMXCinterview. . The interview was as conducted by CEO Central at www.ceocentral.com



Shareholders can not find more information on recording artists they are signing to produce, manage and distribute at www.emaxmediagroup.com, and www.emaxmusic.coms. In the next week products will be able to be purchased at eMax Media online stores. Currently the eMax sites are being rebuilt to allow for digital delivery of their music, movies, books and other products that can be purchased and shipped directly to them. You can follow all updates at www.emaxworldwide.com and through their gallery section.



The company is preparing their dividends mailings and you can find all information regarding these dividends at the corporate website. If any shareholder has moved recently please email info@emaxcorp.com so we make sure all shareholders receive their dividends . If there shares are held in a brokerage account then their shares will be sent directly to their broker.



Emax Worldwide is working to finish their corporate audits and file all paperwork to be fully reporting with the SEC. The company is also reviewing future acquisitions and investments opportunities.



This year, especially the founders of the company has invested a lot of their personal funds. Into the company. Also, currently the company is in the first stage of instituting a buy back program



About eMax Worldwide, Inc.



eMax  Worldwide,  Inc. (www.emaxcorp.com) is a diversified holding company
investing   in   family   valued   multimedia,   entertainment,   communication,
broadcasting, high-end technologies, and real estate and finance industries through two corporations: EMAX Media Group and EMAX Finance, Inc.

Safe Harbor Statement


Information   in   this   press   release   may  contain  'forward-looking
statements.' Statements describing objectives or goals or the Company's future plans are also forward-looking statements and are subject to risks and uncertainties, including the financial performance of the Company and market valuations of its stock, which could cause actual results to differ materially from those anticipated. Forward-looking statements in this news release are made pursuant to the 'Safe Harbor' provisions of the United States Private Securities Litigation Reform Act of 1995



[PICTURE OMITTED]Contact:

eMax Worldwide, Inc.- eMax Holdings Corp
Roxanna Weber, CEO
850-638-3920

info@emaxcorp.com

EXHIBIT 99.1 Press Release

                   eMax Holdings Corp. Announces it's Current
               Plan of Action,Financing, and Share Buy-Back Plans

eMax  Holdings  Corp.  (PINKSHEETS:  EMXC),  recently  renamed  eMax
Worldwide, is pleased to announce today that they have made further strides towards becoming a fully reporting status company with the SEC and are getting products into the market place. A sample of those products can be found at our newly formatted and designed websites, www.emaxmediagroup.com,. www.emaxmusic.com, and www.emaxnews.com. The company is in the process of evaluating the proper means of securing growth capital and it is their intention to also initiate an extensive share buy-back program, both in the open market and privately in the very near term, with their legal counselors advice. The founders of the company continually, for over eleven years, use their own personal funds to expand business activities and fund the company operations. As an example , In year 2009, the officers of the company loaned their money and services to EMAX and took stock in exchange for those funds at $.10 per share when then the stock was trading at $.0012/share.

The company is preparing the printing of their last two stock dividends, All shareholders holding stock certificates should send their current mailing address information to info@emaxcorp.com.

Roxanna Weber, CEO of eMax Holdings Corp. stated " eMax has worked diligently for over eighteen years effectively to set strategic steps in place for our company to continue to move forward with its mission to make a positive difference with music, TV,the internet, movies and games and today more than ever. While managing and directing EMAX , I am so very honored and privileged to work daily with the fine men, women and counselors who have joined our management teams and EMAX with the same vision and work ethics. I am also very pleased about the daily changes that are being made at our company websites and with our corporate image" She went on to state, "We are also evaluating the best ways to bring more value to our loyal investors, including an extensive buy back program. It is my hope that these steps will further grow our company with the with the focus of bringing our stock value closer to the goal's of the company, of our shareholders, and of my late husband, partner and founder of the company, Chuck Weber."

About  eMax Worldwide, Inc.
eMax Worldwide, Inc. (www.eMaxworldwide) is a diversified holding company investing in family valued multimedia, entertainment, communication, broadcasting, high-end technologies, and real estate and finance industries through two corporations.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including, without limitation, the future press releases of eMax.

Contact:

eMax Worldwide, Inc.
Roxanna Weber, 850-638-3920

EXHIBIT 99.1 Press Release

eMax Holdings Corp. CEO, Roxanna Weber to be Interviewed on CEO Central Radio

SALT   LAKE   CITY,   UT,  Nov.  08,  2010  -  eMax  Holdings  Corp.
(Pinksheets:EMXC - News), recently renamed eMax Worldwide, Inc. a diversified holding company will be the featured guest in an exclusive live interview tonight at 8pm EDT.

The interview will be held on Nov. 8th, 2010 at 8:00 pm EDT, and can be heard at http://www.blogtalkradio.com/ceocentral. Our interactive question and answer session can be accessed from the main room at http://stocktraderschat.com. An archived recorded version can be found on the homepage of CEO Central at www.ceocentral.com, following the live interview. This interview will discuss brief history of eMax Worldwide, Ms. Weber's background and experience, and plans for the company. It will include immediate plans, and short and long term objectives and the outlook for the company over the next few months and years. You can also listen to an archived recording of the interview of CEO Central, at www.ceocentral.com.

About CEO Central and Stocktraderschat:
CEO Central is a web resource portal for CEOs and market awareness professionals. All the ingredients to efficiently allow CEO's to make their jobs easier are available in one central location. Stocktraderschat is a state of the art portal combining investors with all the tools necessary to achieve sustained results in the markets today. The main chat houses some of the most seasoned trading professionals who provide insight and remain accessible to their members.

About eMax Worldwide, Inc.

eMax Worldwide, Inc. (www.emaxcorp.com) is a diversified holding company investing in family valued multimedia, entertainment,communication, broadcasting, high-end technologies, and real estate and finance industries through two corporations: EMAX Media

Group and  EMAX Finance, Inc.

Safe Harbor Statement Information in this press release may contain 'forward-looking statements.' Statements describing objectives or goals or the Company's future plans are also forward-looking statements and are subject to risks and uncertainties, including the financial performance of the Company and market valuations of its stock, which could cause actual results to differ materially from those anticipated. Forward-looking statements in this news release are made pursuant to the 'Safe Harbor' provisions of the United States Private Securities Litigation Reform Act of 1995

[PICTURE OMITTED]Contact:
eMax Worldwide, Inc.- eMax Holdings Corp
Roxanna Weber, CEO
850-638-3920
info@emaxcorp.com
CEO Central
Michael B Johnson
office:352-794-6052